                                                                      PROSPECTUS

                                FIRSTHAND FUNDS

                            Technology Value Fund(R)
                              Advisor Class Shares

                                February 1, 2002


FIRSTHAND FUNDS HAS REGISTERED THE MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES THE TECHNOLOGY VALUE FUND (THE "FUND").

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRIVACY POLICY NOTICE ENCLOSED.

TABLE OF CONTENTS

PRIVACY POLICY NOTICE                                                          1

THE FUND
       Technology Value Fund                                                   2
       Additional Investment Strategies and Associated Risks                   4
       Fund Management                                                         5
       Operation of the Fund                                                   6

BUYING, SELLING, AND EXCHANGING SHARES
       Pricing of Fund Shares                                                  6
       Buying Shares                                                           7
       Exchanging and Selling Shares                                           7

FINANCIAL HIGHLIGHTS
       Technology Value Fund                                                   8

This prospectus contains important information about the investment objective, strategies, and risks of the Fund that you should know before you invest in it. Please read this prospectus carefully and keep it with your investment records. The Fund has as its investment objective long-term growth of capital.

                             PRIVACY POLICY NOTICE

We at Firsthand Funds and Firsthand Capital Management, Inc. (the investment adviser to Firsthand Funds) are committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds' transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than servicing your Firsthand Funds account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic information.

                             TECHNOLOGY VALUE FUND
                                 ADVISOR CLASS

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES We invest at least 65% of the Fund's total assets in equity securities of high-technology companies, both domestic and foreign, that we believe are undervalued and have potential for capital appreciation. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund's investments may include young, relatively small companies that are not yet broadly known, or well-established companies that we believe are currently out of favor in the market.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries. Although some of the Fund's holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings; economic, political, or regulatory events; and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk of the Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time, Firsthand Capital Management, Inc. (the "Investment Adviser") may close and reopen the Fund to new and/or existing investors.

PAST FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. How the Fund has performed in the past is no guarantee of how the Fund will perform in the future.

Because the Advisor Class shares do not have a full calendar year of performance history, the annual returns shown in the bar chart, the best and worst quarter returns, and the average annual total return chart are those of the Fund's Investor Class shares, which are not offered in this prospectus. Advisor Class shares are subject to a Rule 12b-1 fee of 0.25%. Annual returns for Advisor Class shares, excluding any Rule 12b-1 fee, would have.

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been substantially similar to the annual returns shown here because the shares are invested in the same portfolio of securities and are managed by the same portfolio manager. Because of the Rule 12b-1 fee, however, annual returns of the Advisor Class shares will be less than those of Investor Class shares.

[CHART]

 1995      1996     1997      1998      1999       2000      2001
61.17%    60.55%    6.46%    23.71%    190.40%    -9.97%    -44.00%


During the periods shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.81% during the quarter ended March 31, 2001.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 (INVESTOR CLASS)

                                                    ONE-YEAR          FIVE-YEAR          SINCE EFFECTIVENESS+
-------------------------------------------------------------------------------------------------------------
Technology Value Fund                                -44.00%             14.04%             26.73%
Dow Jones Industrial Average(1)                       -5.44%             11.09%             17.10%
Standard & Poor's 500 Index(2)                       -11.89%             10.69%             15.97%
Nasdaq Composite Index(3)                            -20.80%              8.95%             15.36%

------------
+ PERFORMANCE SINCE SEC EFFECTIVE DATE, WHICH WAS DECEMBER 15, 1994. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS INCEPTION (COMMENCEMENT OF OPERATIONS) ON MAY 20, 1994, IS 27.20%.
(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE.
(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES.
(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS.

EXPENSE INFORMATION The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales load imposed on purchases                                            None
Sales load imposed on reinvested distributions                             None
Deferred sales load                                                        None
Exchange fee                                                               None
Redemption fee                                                             None

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ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management fee*                                                        1.50%
Distribution (Rule 12b-1 fee)                                          0.25%
Other expenses                                                         0.34%
Total annual Fund operating expenses*                                  2.09%

* IN THE ADVISORY AGREEMENT, THE INVESTMENT ADVISER AGREED TO REDUCE ITS FEES AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES, NET OF RULE 12B-1 FEES, ARE LIMITED TO 1.95% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $200 MILLION, 1.90% OF SUCH ASSETS FROM $200 MILLION TO $500 MILLION, 1.85% OF SUCH ASSETS FROM $500 MILLION TO $1 BILLION, AND 1.80% OF SUCH ASSETS IN EXCESS OF $1 BILLION.

EXAMPLE This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

1 year    $212    3 years    $654    5 years    $1,122    10 years    $2,411

             ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES The Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for the Fund's investment are typically traded on a national securities exchange, on the Nasdaq system, or over-the-counter. In the Fund's investment portfolio, we may include securities of both large, well-known companies as well as smaller, less well-known companies. The Fund may invest up to 15% of its net assets in illiquid securities.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities, including illiquid securities, are not traded actively and may be difficult to sell. Although profits in some of the Fund's holdings may be realized quickly, it is not expected that most of the Fund's investments will appreciate rapidly.

SMALL COMPANIES The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, investing in them is not without risk. Small companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. Often, the securities of smaller companies trade only over-the-counter or on a regional securities exchange, and these securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. These factors make the securities of smaller companies subject to wider price fluctuations. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

IPOs The Fund may purchase shares in initial public offerings ("IPOs"), which can be risky. Because the price of IPO shares may be volatile, the Fund may hold IPO shares for a very short time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. When it sells IPO shares, the Fund may realize taxable capital gains that it will need to distribute to its shareholders.

FOREIGN SECURITIES The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in the Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source.

TEMPORARY DEFENSIVE MEASURES For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help the Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, the Fund may not be able to achieve its investment objective.

CONCENTRATION POLICY The Fund is non-diversified and also concentrates its investments in a single industry or group of industries. When a fund concentrates its investments in an industry or a group of industries, adverse market conditions within those industries may have a more significant impact on the fund than they would on a fund that does not concentrate its investments. However, we currently believe that investments by the Fund in a target group (see the Statement of Additional Information for more information) of high-technology industries may offer greater opportunities for growth of capital than investments in other industries. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

WHY WE BUY Our analysis of a potential investment for the Fund focuses on valuing a company and purchasing securities of a company when we believe that its value exceeds its market price. We look closely at the fundamental worth of a company. We define fundamental worth as the value of the basic businesses of a company, including its products, technologies, customer relationships, and other sustainable competitive advantages.

To us, fundamental worth is a reflection of the value of a company's assets and its earning power. Balance sheet strength, the ability to generate earnings, and a strong competitive position are also major factors that we look at when appraising a potential investment.

WHY WE SELL The Fund may sell securities of a company if we determine that:

-    The current market price exceeds the value of the company, or
-    Alternative investments present better potential for capital appreciation.

We also may sell a security owned by the Fund when there is a negative development in a company's competitive, regulatory, or economic environment; deterioration of a company's growth prospects or financial situation; or for other reasons.

                                FUND MANAGEMENT

Firsthand Funds (the "Trust") retains Firsthand Capital Management, Inc., 125 South Market, Suite 1200, San Jose, CA 95113, to manage the investments of the Fund. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. He has been a portfolio manager of Technology Value Fund since the Fund began its operation.

                             OPERATION OF THE FUND

Under the Investment Advisory Agreement (the "Advisory Agreement"), the Investment Adviser receives from the Fund an advisory fee at the annual rate of 1.50% of its average daily net assets. Under the Advisory Agreement, the Investment Adviser provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of the Fund consistent with the Fund's investment objective, policies, and limitations.

ALPS Distributors, Inc. (the "Underwriter"), 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund.

                     BUYING, SELLING, AND EXCHANGING SHARES

Advisor Class shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs solely through third parties, such as brokers, banks, and financial planners. The Fund may not be available through certain of these intermediaries. Please refer to "Purchases" below.

                             PRICING OF FUND SHARES

CALCULATING THE NAV The Fund calculates its share price, or net asset value per share ("NAV"), at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 P.M. Eastern Time) on each day that the exchange is open. Requests to buy and sell shares are processed at the NAV next calculated after the Fund's Transfer Agent receives your properly completed order or request. The NAV of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in the Fund's portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees. If the Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES The NAV of the Fund will fluctuate as the value of the securities it holds fluctuates. The Fund's portfolio of securities is valued as follows:

1. Securities traded on stock exchanges, or quoted by Nasdaq, are valued at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

2. Securities traded in the over-the-counter market, but not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3. Securities traded both in the over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market.

4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

                                 BUYING SHARES

CONFIRMATION You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASES Purchases of Fund shares may be made only through institutional channels such as retirement plans and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. Financial intermediaries, except for defined contribution plans and broker wrap accounts, must maintain a $100,000 minimum aggregate account balance in the Fund.

ADDITIONAL PURCHASE INFORMATION The Fund offers an additional class of shares through a separate prospectus. Shares of each class represent identical interests in the Fund and have the same rights, except that each class bears its own distribution charges and other class-related expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fees, if applicable, and the other expenses paid by that class.

Fund shares are sold on a continuous basis at the net asset value next determined after the Fund's Transfer Agent receives a properly completed purchase order. If your order is received before the close of business on the NYSE (normally 4:00 P.M. Eastern Time), your order will be confirmed at the net asset value determined at the close of business on that day.

DISTRIBUTION (RULE 12b-1) FEES The Fund has adopted a plan of distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended. To compensate its distributor for marketing activities and expenses intended to result in the sale of the Fund's Advisor Class shares, the Fund pays to its distributor a fee of 0.25% per year of the average daily net asset value of its Advisor Class shares. The "Rule 12b-1" fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment over time and may cost you more than if you paid other types of sales charges.

                         EXCHANGING AND SELLING SHARES

EXCHANGES You may exchange all or a portion of your Advisor Class shares for Advisor Class shares of another Firsthand Fund at each Fund's current NAV. As of the date of this prospectus, no other Firsthand Fund offers Advisor Class shares. You may exchange shares by contacting your broker or financial intermediary.

SELLING SHARES Redemptions, like purchases, may be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Shares of the Fund may be redeemed on any Fund business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired or sent by check the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

LARGE REDEMPTIONS Large redemptions can negatively impact a Fund's investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or, your redemption amounts to more than 1% of a Fund's net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a "redemption in-kind").

ADDITIONAL REDEMPTION INFORMATION In unusual circumstances, or as determined by the SEC, we may suspend redemptions or postpone the payment of redemption proceeds.

FUND DISTRIBUTIONS The Fund expects to distribute all of its net investment income and net realized gains annually. You may choose to receive your distributions in either of the following ways:

-    Paid by check; or
-    Reinvested in Fund shares.

Distributions are automatically reinvested in additional shares of the Fund at its NAV on the distribution date unless you elect to have your distributions paid to you directly.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES The following discussion regarding taxes is based on the federal income tax laws that were in effect as of the date of this prospectus, and it summarizes only some of the important federal income tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your own tax advisor regarding the foreign, federal, state, and local tax consequences to you of an investment in the Fund. Further federal income tax considerations are discussed in the Fund's Statement of Additional Information.

TAXES ON DISTRIBUTIONS The Fund will distribute substantially all of its income and capital gains. Distributions of the Fund's net capital gains (generally, the excess of long-term capital gains over short-term capital losses) will be taxable to you as long-term capital gains, regardless of the length of time you have held your Fund shares. Distributions of the Fund's income from all other sources generally will be taxable to you as ordinary income. Distributions from the Fund normally will be taxable to you when paid, whether you automatically reinvest them in additional Fund shares or you elect to take the distribution in cash. If you buy Fund shares shortly before the Fund makes a distribution, your distribution from the Fund will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes the gain. The Fund has the potential to build up high levels of unrealized appreciation.

TAXES ON TRANSACTIONS Redemptions (including redemptions in-kind) and exchanges of the Fund's shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. If you have held your Fund shares for more than one year at the time of redemption or exchange, such capital gain or loss will be a long-term capital gain or loss.

ADDITIONAL TAX INFORMATION Foreign shareholders may be subject to different tax treatment, including withholding taxes. U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by the Fund.

DISTRIBUTION TAX STATEMENTS Each year, you will receive a statement indicating the amount and federal income tax status of all distributions made to you during the previous year.

                              FINANCIAL HIGHLIGHTS

Financial highlights for Advisor Class shares of Technology Value Fund are not provided because this class of shares had not yet become effective prior to the date of this prospectus. To see financial highlights of the Investor Class shares of this fund, ask your broker for a copy of the Fund's latest report to shareholders or visit www.firsthandfunds.com.

Firsthand Funds
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675
www.firsthandfunds.com

Investment Adviser
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113

Distributor
ALPS Distributors, Inc.
370 17th Street
Suite 3100
Denver, CO 80202

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675

Additional information about the Fund is included in the Statement of Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports, which include a discussion of the Fund's holdings and recent market conditions and investment strategies that affected performance during the last fiscal year of the Fund.

To obtain a free copy of the SAI, or to request other information or ask questions about the Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.

Information about the Fund (including the Fund's SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at
202.942.8090. The Fund's reports and additional information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.


File No. 811-8268

                                FIRSTHAND FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2002

                            TECHNOLOGY VALUE FUND(R)

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for the Advisor Class of the Fund dated February 1, 2002, as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 8356, Boston, MA 02266-8356, by calling Firsthand Funds toll-free at 1.888.884.2675, or by visiting our website at www.firsthandfunds.com. Firsthand Fund's Annual Report and Semi-Annual are available, free of charge, upon request, by calling the toll-free number shown above. The Fund also offers another class of shares that is described in a separate prospectus and SAI.

TABLE OF CONTENTS

TABLE OF CONTENTS                                                              1
THE TRUST                                                                      1
DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS                                 2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS                        5
INVESTMENT RESTRICTIONS                                                        7
TRUSTEES AND OFFICERS                                                          8
CODES OF ETHICS                                                                9
INVESTMENT ADVISORY AND OTHER SERVICES                                         9
THE DISTRIBUTOR                                                               11
SECURITIES TRANSACTIONS                                                       11
PORTFOLIO TURNOVER                                                            12
PURCHASE, REDEMPTION, AND PRICING OF SHARES                                   12
TAXES                                                                         13
HISTORICAL PERFORMANCE INFORMATION                                            16
PRINCIPAL SECURITY HOLDERS                                                    18
CUSTODIAN                                                                     18
LEGAL COUNSEL AND AUDITORS                                                    19
STATE STREET BANK AND TRUST COMPANY                                           19
FINANCIAL STATEMENTS                                                          19

                                   THE TRUST

Firsthand Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on November 8, 1993, and offers shares of eight series. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. This SAI pertains to the Advisor Class shares of Technology Value Fund (the "Fund"). The Fund is a non-diversified series and has its own investment objective and policies.

The shares of each series and class of Firsthand Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by the individual class or series, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the matter affects only the interest of a particular class or series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund. Each share of the Fund is entitled to its pro rata portion of such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Fund shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of the Fund, the shareholders of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

                 DEFINITIONS, POLICIES, AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Trust (or of the Fund or any class) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the Fund or class) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund or class) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the Fund or class).

DEBT SECURITIES. The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities, or state or municipal government agencies that in the opinion of Firsthand Capital Management, Inc., the Fund's investment adviser (the "Investment Adviser"), offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be composed of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

The Fund's investments in debt securities will consist solely of investment-grade securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities that the Investment Adviser determines are of investment-grade quality. While securities in these ratings categories are generally accepted as being of investment-grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher-grade securities. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser based on procedures adopted by the Board, such note is liquid.

BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances, and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation of both the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed-upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

MONEY MARKET FUNDS. The Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to the Fund's own advisory and administrative fees.

WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment in the warrant).

FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the securities of foreign issuers. Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments, expropriation or nationalization of assets, restrictions on foreign investments and repatriation of capital, imposition of high levels of foreign taxation including foreign taxes withheld at the source, currency blockage (which would prevent cash from being brought back to the United States), and the difficulty of enforcing legal rights outside the United States.

BORROWING. The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as "leverage." To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund may pledge its assets in connection with borrowings. While the Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to banks, brokers, and dealers. Lending portfolio securities exposes the Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund's custodian in an amount equal to or greater than the market value of the loaned securities. The Fund will limit loans of its portfolio securities to no more than 30% of the Fund's total assets.

For lending its securities, the Fund receives from the borrower one or more of
(a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral (either type of interest may be shared with the borrower). The Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code of 1986, as amended (the "Code"), and must permit the Fund to reacquire loaned securities in time to vote on any important matter.

ILLIQUID SECURITIES. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities. In addition, a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and may experience difficulty satisfying redemption requirements. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Recently, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Investment Adviser and/or the Board of Trustees, using procedures adopted by the Board, may determine that such securities are not illiquid securities, notwithstanding their legal or contractual restrictions on resale. In all other cases, securities subject to restrictions on resale will be deemed illiquid. In addition, securities deemed to be liquid could become illiquid if, for a time, qualified institutional buyers become unavailable. If such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in the Fund's portfolio.

            QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

MOODY'S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

MOODY'S

aaa - An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue that is rated a is considered to be an upper-medium grade preferred stock. Although risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue that is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund shall not:

1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3. Purchase or sell commodities or commodity contracts, including futures contracts.

4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (I.E., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.

5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

7.   Purchase or sell puts and calls on securities.

8.   Make short sales of securities.

9. Participate on a joint or joint-and-several basis in any securities trading account.

10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

The Fund shall not issue senior securities, except as permitted by its investment objective, policies, and restrictions, and except as permitted by the 1940 Act.

In addition, the Fund has adopted a fundamental policy of concentrating its investments in certain high-technology industries (target group: semiconductor, computer, computer peripheral, software, telecommunication, mass storage device, medical).

With respect to any percentage adopted by the Fund as a maximum limitation on the Fund's investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of an increase in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Trust's Declaration of Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission and is available from the Trust upon request. Pursuant to the Declaration of Trust, the Trustees have elected officers, including a president, secretary, and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate, and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees, and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. Following is a list of the Trustees and officers of the Trust and their compensation from the Trust for the fiscal year ended December 31, 2001.

                                    YEAR OF               POSITION HELD                         TOTAL
NAME                                BIRTH                 WITH THE TRUST                     COMPENSATION**
----                                -----                 --------------                     --------------
Kevin M. Landis*                    1961                  Trustee/President                  N/A
Michael T. Lynch                    1961                  Trustee                            $49,000***
Jerry Wong                          1951                  Trustee                            $49,000***
Yakoub Bellawala                    1965                  Treasurer                          N/A
Omar Billawala                      1961                  Secretary                          N/A
Heidi Hoefler                       1963                  Assistant Secretary                N/A
Julie Tedesco                       1957                  Assistant Secretary                N/A

---------------------
* Kevin M. Landis is an affiliated person of the Investment Adviser and is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
**   The Trust does not maintain pension or retirement plans.
*** Under the deferred compensation plan adopted by the Trust, each independent trustee may elect to defer some or all of his fees for a period of at least two years from the date of the deferral.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

KEVIN M. LANDIS, 125 South Market, Suite 1200, San Jose, CA 95113, is President of Firsthand Capital Management, Inc. and has been a portfolio manager with Firsthand Capital Management, Inc. since 1994.

MICHAEL T. LYNCH, 505 Fifth Avenue South, Suite 350, Seattle, WA 98104, is currently Vice President of Sales and Business Development at Picture IQ Corporation (a manufacturer of digital imaging software). Mr. Lynch served as a Product Manager for Iomega Corp. (a manufacturer of computer peripherals) from 1995 through 1999.

JERRY WONG, 999 Baker Way, Suite 200, San Mateo, CA 94404, is currently Vice President of Finance and Executive Vice President of U.S. Operations of Poet Holdings, Inc. (a manufacturer of software). Mr. Wong has been with Poet Holdings, Inc. since 1995.

YAKOUB BELLAWALA, 125 South Market, Suite 1200, San Jose, CA 95113, is Vice President of Business Development at Firsthand Capital Management, Inc. He was previously the Database Marketing Manager for Silicon Graphics, Inc. (a manufacturer of computers) from 1995 through 1996.

OMAR BILLAWALA, 125 South Market, Suite 1200, San Jose, CA 95113, is Chief Operating Officer of Firsthand Capital Management, Inc. Prior to that, he was an associate at the law firm of Paul Hastings, Janofsky & Walker LLP from 1997 to 1999.

HEIDI HOEFLER, One Federal Street, Boston, MA 02110, is Associate Counsel at State Street Bank and Trust Company. Prior to that, she was an attorney at Forum Financial Group (a third-party mutual fund administrator) from January 1998 to January 2000.

JULIE TEDESCO, One Federal Street, Boston, MA 02110, is a Vice President and Counsel at State Street Bank and Trust Company. From 1994 to January 2000, she was Counsel at First Data Investor Services Group, Inc., which is a third-party mutual fund administrator.

                                CODES OF ETHICS

The Trust, its Investment Adviser, and its principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Each code of ethics permits personnel subject to the code to invest in securities that may be purchased or held by the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc. (the "Investment Adviser"), 125 South Market, Suite 1200, San Jose, CA 95113, is registered as an investment adviser with the Securities and Exchange Commission under the 1940 Act. The Investment Adviser is controlled by Kevin M. Landis. Prior to September 1999, the Investment Adviser was named Interactive Research Advisers, Inc.

Under the terms of each Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser shall provide the Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of the Fund consistent with each Fund's investment objective, policies, and limitations.

Pursuant to the Advisory Agreement, the Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive fees and/or, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses (net of Rule 12b-1 and shareholder servicing fees) to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2001, 2000, and 1999, the Fund paid advisory fees of $28,758,976, $54,050,823, and $6,202,423, respectively.

By its terms, the Advisory Agreement remains in force for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Fund. Pursuant to the Administration Agreement, the Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Fund's security transactions and the Fund's books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, the Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2001, 2000, and 1999, the Fund paid administrative fees of $6,601,795, $11,660,160, and $1,703,732, respectively.

The Administration Agreement may be terminated by the Trust at any time on 60 days' written notice to the Investment Adviser, without penalty, either (a) by vote of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

The Fund has adopted a "Plan of Distribution" (the "Plan") pursuant to Rule 12b-1 of the 1940 Act on behalf of its Advisor Class shares. Under the Plan, the Fund will make monthly payments to the Fund's distributor (the "Distributor") for activities intended to result in the distribution of Fund shares as described below.

Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor and such payments may exceed the distribution expenses actually incurred. Expenses incurred in connection with the offering and sale of shares may include, but are not limited to advertising costs; compensating underwriters, dealers, brokers, banks and other selling entities (including the Distributor and its affiliates) and sales and marketing personnel of any of them for sales of Advisor Class shares; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment adviser and its personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Advisor Class shares; the production and dissemination of prospectuses (including statements of additional information) of the Fund and the preparation, production, and dissemination of sales, marketing, and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping, and third-party consultancy or similar expenses relating to any activity for which payment under the Plan is authorized by the Board of Trustees.

Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund (the "Independent Trustees"). The Plan may not be amended to increase materially the amount that may be spent for the services provided by the Distributor without shareholder approval, and the Trustees in the manner described above must also approve all material amendments to the Plan. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Under the Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

The Fund will compensate the Distributor for distribution services provided and related expenses incurred at the annual rate of 0.25% of the average daily net asset value of the Advisor Class shares of the Fund.

No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements.

                                THE DISTRIBUTOR

ALPS Distributors, Inc., 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

                            SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used for each specific transaction. In executing the Fund's portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the overall net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Investment Adviser may direct the Fund's portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with "soft dollars." The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the "safe harbor" provided by
Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the Investment Adviser's other investment accounts. The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the "third market" (I.E., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Fund's own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

Technology Value Fund paid brokerage commissions of $2,391,697, $3,071,905, and $332,719, during the fiscal years ended December 31, 2001, 2000, and 1999, respectively.

                               PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could reduce the Fund's returns. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate. The turnover for the Fund is not expected to exceed 100% annually.

                  PURCHASE, REDEMPTION, AND PRICING OF SHARES

PURCHASE OF SHARES. Shares of the Fund can be purchased only through retirement plans, brokers, bank trust departments, financial advisers, or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or their affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the New York Stock Exchange ("NYSE") next occurring after a purchase order is received and accepted by the Fund or its authorized agent. In order to receive a day's price, you order must be received by the close of the regular trading session of the NYSE. Your plan documents contain detailed information about investing in the Fund.

REDEMPTION OF SHARES. The right of redemption may not be suspended, or the payment of a redemption may not be postponed for more than seven calendar days after the receipt of a shareholder's redemption request is made in accordance with the procedures set forth in the "Buying, Selling, and Exchanging Shares" section of the Prospectus, except (a) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading on the NYSE is restricted, (b) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (c) for any other period that the Securities and Exchange Commission may by order permit for your protection.

Redemptions, like purchases, may be effected only through retirement plans, brokers, bank trust departments, financial advisers, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or their affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind.

CALCULATION OF SHARE PRICE. The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the NYSE (normally 4:00 P.M. Eastern Time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays, New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and any business day on which the NYSE is not open. Because the Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days on which the Fund does not price its shares, the net asset value of the Fund's shares may change on days when you will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectus.

                                     TAXES

The Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to their business of investing in such stock, securities, or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, the Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gains (generally, the excess of short-term capital gains over long-term capital losses) and certain other items, and (b) net tax-exempt income earned in each taxable year. Furthermore, the Fund will not be taxed on its income and gain distributed to its shareholders. For these purposes, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November, or December of one taxable year and pays the distribution by January 31 of the following taxable year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, the Fund intends to make distributions in accordance with these distribution requirements.

The Fund may use the so-called "equalization accounting method" to allocate a portion of its "earnings and profits," as determined for federal income tax purposes (generally, the Fund's net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect the Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the Internal Revenue Service ("IRS") may not have expressly sanctioned the equalization accounting method used by the Fund. Therefore, the use of the method may be subject to IRS scrutiny.

In view of the Fund's investment policies, it is expected that dividends received from domestic (and certain foreign) corporations will be part of the Fund's gross income. Distributions by the Fund of such dividends to corporate shareholders may be eligible for the "dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of the Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends-received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends-received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt financed under the Code. Dividends, including the portions thereof qualifying for the dividends-received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends-received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

Because the Fund may invest in securities of foreign companies, the Fund may be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by its shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Fund does not anticipate investment in securities of foreign corporations to this extent, the Fund will likely not be able to make this election, and foreign tax credits will be allowed only to reduce the Fund's tax liability, if any.

If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund purchases shares of a foreign entity that to its knowledge is a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and the basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although some income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC, if the Fund makes the available election.

Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income.

Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by the Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount that accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle." If securities are sold by the Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Distributions that are designated by the Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, an exchange, a redemption, or a repurchase of shares of the Fund that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Fund that he or she has held for less than six months and on which he or she has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. This loss disallowance rule does not apply to losses realized under a periodic redemption plan. Any loss realized on the sale of shares of the Fund will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, U.S. shareholders will be subject to "back-up" withholding on their income, and potentially capital gain dividends and redemption proceeds, attributable to their shares in the Fund.

Provided that the Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Fund.

Prospective shareholders should be aware that the investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. The Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund's minimum distribution requirements.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Fund. Nonresident aliens and foreign persons are subject to different tax rules and may be subject to withholding of up to 30% on certain distributions from the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state, and local taxes to an investment in the Fund.

                       HISTORICAL PERFORMANCE INFORMATION

The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                        n
                                  P(1+T) = ERV


Where:
P    =  a hypothetical initial payment of $1,000
T    =  average annual total return
n    =  number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of the Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The average annual total returns of the Fund's Investor Class shares for the periods ended December 31, 2001, are presented below. Because the Advisor Class shares had not commenced operations as of the date of this SAI, no performance information is presented for Advisor Class shares.

TECHNOLOGY VALUE FUND:
  1-Year                                                                 -44.00%
  5-Year                                                                  14.04%
  Since inception (May 20, 1994)                                          27.20%
  Since SEC effective date (December 15, 1994)                            26.73%

The Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rate of return over periods other than those specified for average annual total return. The average annual total returns for nonstandardized reporting years (the 2-, 3-, and 4-year periods) are calculated using the same formula provided above for the average annual total return quotations. In addition to the Fund's average annual total return as described above, the average annual total returns for nonstandardized reporting years calculated in this manner for the periods ended December 31, 2001 for the Investor Class shares are as follows:

TECHNOLOGY VALUE FUND:
  2-Year                                                                 -28.99%
  3-Year                                                                  13.55%
  4-Year                                                                  16.01%

The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Fund.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers, and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices, and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

Both Morningstar Principia Pro and Lipper Mutual Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in any appropriate category published by Morningstar, Inc. or by Lipper Inc. In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the Nasdaq Composite Index, the Value Line Composite Index, and the Lipper Science & Technology Fund Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the Exchange. The Russell 2000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks in the Russell 3000 Index (an unmanaged index of the

3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the investable U.S. equity market). The Nasdaq Composite Index is an unmanaged index that averages the trading prices of more than approximately 5,000 domestic companies. The Value Line Composite Index is an unmanaged equal-weighted index composed of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement. The Lipper Science & Technology Fund Index includes the largest 10 funds in the group that, by prospectus or portfolio practice, invest at least 65% of their equity portfolios in science and technology stocks.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Fund's portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate their performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                           PRINCIPAL SECURITY HOLDERS

As of January 18, 2002, the following persons owned of record or beneficially 5% or more of the Investor Class shares of the Fund:

THE TECHNOLOGY VALUE FUND:

NAME                                              % OWNERSHIP                               SHARES
Charles Schwab & Co., Inc                            37.27%                             13,028,122.8020
FBOC
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                    23.02%                             8,048,966.9040
FBOC
200 Liberty St. 5th Floor
New York, NY 10281-1003

National Investors Services Corp.                    6.53%                              2,283,175.4090
FBOC
Mutual Funds Department
55 Water Street, 32nd Floor
New York, NY 10041-3299

Charles Schwab & Co., a corporation organized in California, either directly or through one or more controlled companies, beneficially owned more than 25% of the voting securities of the of the Fund and therefore may be deemed to control the Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Fund generally would be able to cast the deciding vote.

As of January 18, 2002, the Trustees and officers of the Trust owned of record or beneficially less than 1% of the Investor Class shares of the Fund's outstanding shares.

                                   CUSTODIAN

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for the Fund's investments. State Street acts as the Fund's depository, safe-keeps the Fund's securities, collects all income and other payments with respect to the Fund, disburses funds as instructed, and maintains records in connection with its duties.

                           LEGAL COUNSEL AND AUDITORS

The law firm of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Washington, DC 20006, acts as legal counsel for the Trust and the Trust's independent Trustees.

The firm of Tait Weller & Baker is the Trust's independent auditor. Tait Weller & Baker performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

                      STATE STREET BANK AND TRUST COMPANY

State Street is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Fund's shares, and act as dividend and distribution disbursing agent. State Street also provides sub-administrative services to the Fund, calculates daily net asset value per share, and maintains such books and records as are necessary to enable State Street to perform its duties. For the performance of these services, the Investment Adviser (not the Fund) pays State Street (1) a fee for sub-administrative services at the annual rate of 0.03% of the first $1 billion of the Trust's average daily net assets, 0.025% of the next $1 billion of the Trust's average daily net assets, 0.02% of the next $1 billion of the Trust's average daily net assets, 0.015% of the next $2 billion of the Trust's average daily net assets, and 0.010% of the average daily net assets of the Trust thereafter; (2) a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust's average daily net assets; and (3) a fee for accounting and pricing services at the annual rate of 0.0125% of the first $1 billion of the Trust's average daily net assets, 0.01% of the next $1 billion of the Trust's average daily net assets, 0.005% of the next $1 billion of the Trust's average daily net assets, and 0.0025% of the Trust's average daily net assets thereafter.

                              FINANCIAL STATEMENTS

Financial highlights for Advisor Class shares of Technology Value Fund are not provided because this class of shares had not yet become effective prior to the date of this SAI. To see financial highlights of the Investor Class shares of this fund, ask your broker for a copy of the Fund's latest report to shareholders or visit www.firsthandfunds.com.

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